UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2008

BLACKBAUD, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50600	11-2617163
(Commission File Number)	(IRS Employer ID Number)

2000 Daniel Island Drive, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code                (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 29, 2008, Blackbaud, Inc. announced that it entered into an Agreement and Plan of Merger (“Merger Agreement”) to acquire Kintera, Inc. Blackbaud’s management held a conference call at 5:30 p.m. on May 29, 2008 to discuss the transaction. A copy of the script for the conference call is attached as Exhibit 99.1.

The information furnished in Item 7.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

Item 8.01.	Other Events.

On May 29, 2008, Blackbaud announced that it entered into the Merger Agreement to acquire Kintera. A copy of the press release announcing the Merger Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The tender offer for the outstanding common stock of Kintera has not yet commenced. The press release is for information purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Kintera common stock will be made only pursuant to an offer to purchase on Schedule TO and related materials that Blackbaud intends to file with the SEC. Kintera also intends to file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. Kintera stockholders and other investors should read these materials carefully when they become available because they will contain important information, including the terms and conditions of the offer. Kintera stockholders and other investors will be able to obtain copies of these materials without charge from the SEC through the SEC’s website at www.sec.gov, from Georgeson Inc., the information agent for the offer, toll-free at (866) 328-5439 (banks and brokers call (212) 440-9800), from Blackbaud (with respect to documents filed by Blackbaud with the SEC) by going to the Investor Relations section of Blackbaud’s website at www.blackbaud.com, or from Kintera (with respect to documents filed by Kintera with the SEC) by going to the Investor Relations section of Kintera’s website at www.kintera.com. Stockholders and other investors are urged to read those materials carefully prior to making any decisions with respect to the offer.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Script for conference call held on May 29, 2008.

99.2	Press release dated May 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date: May 29, 2008	/s/ Timothy V. Williams
Timothy V. Williams,
Senior Vice President and Chief Financial Officer